UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2022

Quanergy Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39222	88-0535845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 LAKESIDE DRIVE SUNNYVALE, California	94085
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 408 245-9500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	QNGY	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $230.00 per share	QNGY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 23, 2022, Quanergy Systems, Inc. (the “Company”) and Velodyne Lidar USA, Inc. (“Velodyne”) executed a Litigation Settlement and Patent Cross License Agreement (the “Agreement”) resolving all outstanding litigation between the two companies and dismissing all claims with prejudice.

Pursuant to the terms of the Agreement, the Company granted to Velodyne a non-exclusive, irrevocable, worldwide royalty-free license to certain Quanergy patents and Velodyne granted to the Company a field-limited, non-exclusive, worldwide, royalty-bearing license to certain Velodyne patents. The Company agreed to pay Velodyne $500,000 within seven (7) days of the execution of the Agreement and is obligated to make additional quarterly payments through the first quarter of 2025. The term of the Agreement is for the life of the licensed patents. The Agreement may be terminated by Velodyne, after notice, due to material breaches by the Company of certain provisions of the Agreement providing for payments, the payment of legal costs, the provision of quarterly reports and cooperating with audits, as provided in the Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which, with certain confidential terms redacted, is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1+	Litigation Settlement and Patent Cross License Agreement, by and between the Registrant and Velodyne Lidar USA, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Portions of this document (indicated by “[***]” have been omitted because they are not material and are the type that Quanergy Systems, Inc. treats as private and confidential.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANERGY SYSTEMS, INC.

Dated: November 30, 2022	By:	/s/ Patrick Archambault
Patrick Archambault
Chief Financial Officer